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                                 Exhibit 10(n)

           Employment Agreement, dated as of August 7, 1998, between
                      the Registrant and Charles M. Berger



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                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT, dated as of August 7, 1998, between THE SCOTTS COMPANY, an Ohio corporation (the "Company"), and CHARLES M. BERGER (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Company and the Employee entered into an Employment Agreement (the "Original Agreement") dated as of August 7, 1996, which the Company and the Employee wish to terminate; and

         WHEREAS, the Company desires to enter into this Agreement with the Employee; and

         WHEREAS, the Employee desires to enter into this Agreement with the Company and agrees to be bound by the covenants herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth hereinafter, the Company and the Employee agree as follows:

     1.  EMPLOYMENT. The Company shall employ the Employee for a period of three
(3) years commencing on the date hereof, unless this Agreement is terminated earlier as provided herein. The Original Agreement is hereby terminated; the parties acknowledge that the terms of Section 6 of the Original Agreement do not apply to such termination, and, from and after the date hereof, neither party has any further rights, duties or obligations under or arising out of the Original Agreement, except that the Stock Option Agreement entered into concurrently therewith (the "Existing Stock Option Agreement") continues in full force and effect. All references in the Existing Stock Option Agreement to the "Employment Agreement" shall henceforth be deemed to refer to this Agreement.

     2. DUTIES. During the period of his employment, the Employee will be employed as the Chairman, President and Chief Executive Officer of the Company and, in addition, in such other executive capacity or capacities (to which he is suited on the basis of his education and experience and which do not require time and attention in excess of that reasonably available after performance of the foregoing duties) for the Company or any subsidiary of the Company as may be determined from time to time by or under the authority of the Company's Board of Directors (the "Board"), and he will devote all of his skill, knowledge and full working time (reasonable vacation time, service as a member of any outside Boards of Directors and absence for sickness or similar disability excepted) solely and exclusively to the conscientious performance of such duties. The Employee hereby represents that his employment hereunder and compliance by him with the terms and conditions of this Agreement will not conflict with or result in the breach of any agreement to which he is a party or by which he may be bound.



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     3.  COMPENSATION.

         (a) BASE SALARY. As compensation for the duties to be performed by him hereunder, the Company will pay the Employee a base salary at a rate of not less than $500,000 per year during the period of his employment hereunder, payable in equal monthly installments, commencing October 1, 1998.

         (b) INCENTIVE COMPENSATION. The Employee shall be entitled to participate in The Scotts Company Executive Management Incentive Plan, as the same may be amended from time to time, or any substitute or successor plan, with an initial target percentage of sixty-five percent (65%) of annual base salary with respect to fiscal 1999, seventy-five percent (75%) of annual base salary with respect to fiscal 2000 and eighty-five percent (85%) of annual base salary with respect to fiscal 2001 (the full target percentage to be paid assuming 100% of the Employee's objectives are met), in accordance with the terms of the said Plan.

         (c) STOCK AND OPTIONS. In consideration of and as an inducement to the Employee to enter into this Agreement, and to provide an incentive for successful management of the Company, the Employee shall have the right to purchase up to 225,000 shares of Common Stock (the "Common Stock") of the Company on the following terms: 75,000 shares at the closing price of the Company's Common Stock on September 23, 1998; 75,000 shares at the closing price of the Company's Common Stock on October 21, 1998; and 75,000 shares at the closing price of the Company's Common Stock on September 24, 1999, and otherwise on the terms and conditions set forth in the three Stock Option Agreements attached hereto as Exhibits A, B and C. The Company makes no representation regarding the value of the Common Stock and the Employee agrees that he shall be solely responsible for any tax consequences to him of the purchase of such stock and the grant of such options. The foregoing rights are given in addition to the rights conferred upon the Employee pursuant to the Existing Stock Option Agreement.

     4. EXPENSES. The Company shall reimburse the Employee for reasonable travel, lodging and meal expenses incurred by him in connection with his performance of services hereunder in accordance with Company policy.

     5.  BENEFITS.

         (a) GENERAL . The Company shall, at its expense, provide the Employee life insurance, medical insurance, disability insurance and other benefits comparable to those provided to the Company's other executive officers.

         (b) AUTOMOBILE. The Company shall provide the Employee with a car allowance of $12,000 per year.

         (c) FINANCIAL SERVICES. The Company shall reimburse the Employee for the cost of financial services provided by AYCO.


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     6.  TERMINATION PROVISIONS.

         (a) AUTOMATIC TERMINATION; TERMINATION BY THE COMPANY. The Employee's employment hereunder shall automatically terminate upon his death or Disability (as hereinafter defined), and the Company may terminate the Employee's employment for "Cause" (as hereinafter defined). For purposes of this Agreement, "Disability" is defined to mean that, as a result of the Employee's incapacity due to physical or mental illness, the Employee shall have been absent from his duties as an officer of the Company on a substantially full-time basis for six
(6) consecutive months, and the Employee shall not have returned to the performance of such duties on a full-time basis within thirty (30) days after the Company notifies the Employee in writing that it intends to replace him.


         For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment hereunder upon (i) the failure by the Employee to substantially perform his duties pursuant to Section 2 hereof (other than such failure due to physical or mental illness) and continuance of such failure for more than twenty (20) days (or, if not reasonably correctable within 20 days, such additional time as may reasonably be required) after the Company notifies the Employee in writing that he is failing to substantially perform his duties; (ii) the engaging by the Employee in willful misconduct which is materially injurious to the Company or any subsidiary of the Company; or (iii) the conviction of the Employee of, or the entering by the Employee of a plea of nolo contendere to, a crime which constitutes a felony involving moral turpitude. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause unless and until there has been delivered to him a copy of a resolution, duly adopted by the Board, finding that the Company has "Cause" to terminate the Employee as contemplated in this Section 6(a).

         (b) NOTICE OF TERMINATION. Any termination by the Company pursuant to
Section 6(a) hereof shall be communicated by a written Notice of Termination (as hereinafter defined) to the Employee. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which indicates the specific termination provisions in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of employment.

         (c) PAYMENTS UPON TERMINATION. If the Employee's employment is terminated by the Company without Cause, as a result of the Employee's death or Disability, as a result of Employee's Cause (as hereinafter defined) or as a result of a Change of Control (as hereinafter defined), the Company shall pay the Employee (i) his full base salary at the annual base rate in effect immediately prior to the Date of Termination (as hereinafter defined) for a period of twenty-four (24) months after the Date of Termination and (ii) incentive compensation for a period of twenty-four (24) months after the Date of Termination equal to the lesser of Employee's target percentage in effect at the Date of Termination (the Employee being deemed to have earned his target percentage for such year) or the amount of the Employee's last actual bonus. The parties acknowledge that the 24-month period in the first sentence of this
Section 6(c) may extend beyond the term hereof. If the Employee voluntarily terminates his employment, or if the Employee's employment with the Company is terminated for any other reason (including for Cause as set forth in Section 6(a)), the Company shall pay the Employee his full base salary



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through the Date of Termination at the annual base rate in effect immediately prior to the Date of Termination and shall have no other obligation to the Employee except to honor his stock options according to their terms.

         (d) DATE OF TERMINATION. As used in this Agreement, the term "Date of Termination" shall mean (i) if the Employee's employment is terminated for Cause, the date on which the Company delivers a written Notice of Termination as contemplated by Section 6(b), (ii) if the Employee's employment is terminated by his death, the date of his death, (iii) if the Employee's employment is terminated upon his Disability, the date thirty (30) days after the Company notifies the Employee in writing that it intends to replace him as contemplated by Section 6(a) hereof and (iv) if the Employee's employment is terminated for any other reason, the date on which Notice of Termination is given.

         (e) CHANGE OF CONTROL. If the employment of the Employee is terminated as a result of a Change of Control, he shall be entitled to the payments set forth in the first sentence of Section 6(c) above. As used in this Agreement, "Change of Control" means the occurrence of any of the following events:

                  (i) the members of the Board at the beginning of any consecutive twenty-four (24) calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four (24) calendar month period, shall be treated as an Incumbent Director; or

                 (ii) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Act"), but excluding the Company, any of its Subsidiaries, or any employee benefit plan of the Company or of any of its Subsidiaries) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of securities of the Company representing more than forty-nine percent (49%) of the combined voting power of the Company's then outstanding securities; or

                (iii) the shareholders of the Company shall approve a definitive agreement (1) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the shareholders of the Company immediately prior to the effective date of such merger own less than fifty percent (50%) of the voting power in such corporation; or (2) for the sale or other disposition of all or substantially all of the assets of the Company; or

                 (iv) the purchase of Stock pursuant to any tender or exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, any of its Subsidiaries, or an employee benefit plan of the Company or of any of its Subsidiaries, for more than forty-nine percent (49%) of the Stock of the Company.


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         (f) MITIGATION METHOD OF PAYMENT: LUMP SUM. Any compensation or benefits to which the Employee may be entitled for termination without Cause or as a result of a Change of Control pursuant to Section 6(c) shall be reduced or canceled to the extent that the Employee receives compensation or benefits of like nature by reason of his securing other employment. Employee agrees to make a good faith effort to obtain other employment subject to the limitations imposed upon the Employee pursuant to Section 8. Compensation payable pursuant to Section 6(c) shall be paid monthly in 24 equal monthly consecutive installments. Notwithstanding anything else contained in this Section 6, the Company may pay to the Employee at any time after the Date of Termination, in a lump sum, an amount equal to the Company's good faith determination of the present value of the compensation remaining to be paid to the Employee as of the date of such lump sum payment, calculated using a discount factor based on the prime rate of any major New York bank plus one percent (1%), whereupon the Company's obligations under this Section 6 shall be discharged in full and it shall have no further obligation to the Employee except to honor his stock options according to their terms.

         (g) LIMITATION. Anything in this Agreement or any Stock Option Agreement to the contrary notwithstanding, the Employee's entitlement to payments under this Section 6 or under any other plan or agreement and the acceleration of the exercisability of stock options under the terms of any applicable stock option plan shall be limited to the extent necessary so that no payment to be made to the Employee on account of termination of his employment with the Company (or the value of such acceleration on account thereof) will be subject to the excise tax imposed by Section 1999 of the Internal Revenue Code of 1986, as amended (the "Code"), as then in effect, but only if, by reason of such limitation, the Employee's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean
(i) the sum of all payments and benefits (including the value of acceleration of stock options) that the Employee is then entitled to receive under this Section 6 or under any other plan or agreement that would constitute a "parachute payment" within the meaning of Section 280G of the Code, less (ii) the amount of federal income tax payable with respect to the payments and benefits described in clause (i) above calculated at the maximum marginal income tax rate for each year in which such payments and benefits shall be paid to the Employee (based upon the rate in effect for such year as set forth in the Code at the time of the first payment of the foregoing), less (iii) the amount of excise tax imposed with respect to the payments and benefits described in clause (i) above by
Section 4999 of the Code. Any limitation under this subsection 6(g) of the Employee's entitlement to payments or upon the acceleration of exercisability of stock options shall be made in the manner and in the order directed by the Employee.

         (h) EMPLOYEE'S CAUSE. The Employee shall have the right to terminate his employment at any time, without cause, on at least 30 days' advance written notice to the Company.


         In addition, the Employee may terminate his employment, effective immediately upon notice (or, effective as otherwise provided in subparagraphs
(i) and (iii), below) in the event of the following ("Employee's Cause"):

                  (i) the failure of the Company to substantially perform its duties pursuant to this Agreement or the Existing Stock Option Agreement or the Stock Option Agreements attached hereto as Exhibits A, B and C and the continuance of such failure for more



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than 20 days (or, if not reasonably correctable within 20 days, such additional time as may reasonably be required) after the Employee notifies the Company in writing that it is failing to substantially perform its duties;

                 (ii) the Company's filing a voluntary petition in bankruptcy or insolvency;

                (iii) the filing against the Company of an involuntary petition in bankruptcy or insolvency which is not dismissed within 30 days after its filing;

                 (iv) the Company's being convicted of a criminal act relating to any activity occurring prior to August 7, 1996, the effect of which has a material adverse effect on the business operations of the Company; or

                  (v) the breach or inaccuracy in any material respect of the Company's representations and warranties contained herein or in the Original Agreement.


         In the event of his termination as a result of Employee Cause, notwithstanding any provision of this Agreement to the contrary, the Employee shall be entitled to all compensation and benefits provided for in the first sentence of Section 6(c) hereof.

     7.  UNAUTHORIZED DISCLOSURE.

         (a) During the period of his employment hereunder and thereafter, the Employee shall not, without the written consent of the Board of the Company or a person authorized thereby disclose to any person, information, knowledge or data which is not theretofore publicly known and in the public domain obtained by him while in the employ of the Company with respect to the Company or any of its subsidiaries or of any products, improvements, formulas, designs or styles, processes, customers, methods of distribution or methods of manufacture, sales prices, profits, costs, contracts, suppliers, business prospects, business methods, techniques, research, trade secrets, or know-how of the Company or any of its subsidiaries, regardless of whether such information is confidential, except as the Employee, in good faith, reasonably believes to be for the Company's benefit. For a period of five (5) years following the termination of employment hereunder, the Employee shall not disclose any information, knowledge or data of the type described above except as may be required in connection with any judicial or administrative proceedings or inquiry, or otherwise required by law. The covenant contained in this Section 7 shall survive the termination of the Employee's employment pursuant to this Agreement.

         (b) The foregoing provision of this Section 7 shall be binding upon the Employee's heirs, successors and legal representatives.

         (c) The foregoing does not apply to disclosure of the terms of this Agreement and any other aspects of the Employee's compensation and benefits to the Employee's accountants, financial planners, insurance agents and advisors.



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     8.  COVENANT NOT TO COMPETE. In consideration of his employment hereunder and in view of the key position in which he will serve the Company, the Employee agrees that during the period of his employment by the Company hereunder and (unless the Company terminates his employment for Cause as provided in Section 6(a) hereof) for two (2) years after the date of termination of such employment he will not directly or indirectly own, manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business involving lawn, garden, horticultural, pesticide or turf care products or services in any area where the Company's business is being conducted at the time of such termination. The covenant contained in this Section 8 shall survive the termination of this Agreement. The foregoing shall (i) be ineffective in the event of the Employee's termination of his employment on the basis of Employee Cause, and (ii) not apply in the event of a reorganization of the Company which results in any of its divisions or subsidiaries becoming separate enterprises of which the Employee becomes an employee.

     9. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Columbus, Ohio, in accordance with the rules of the American Arbitration Association then in effect.

     10. SUCCESSORS; BINDING AGREEMENT. The Company will require any successor (by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Employee to compensation from the Company in the same amount and on the same terms as the Employee would be entitled hereunder according to the provisions of the first sentence of Section 6(c) hereof, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 10 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. This Agreement shall inure to the benefit of and be enforceable by the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. Any amounts payable to the Employee hereunder after his death shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee, or other designee or, if there be no such designee, to his estate, unless otherwise provided herein.

     11. INDEMNIFICATION. The Company shall indemnify the Employee as provided in Article Five of its Code of Regulations (a copy of which is attached hereto as Exhibit D).

     12. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by express mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following addresses or to such other address as either party to this Agreement shall specify by notice to the other:




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         If to the Company, to it at:

                  The Scotts Company
                  14111 Scottslawn Road
                  Marysville, Ohio 43041
                  Attn: General Counsel

         If to the Employee:

                  Charles M. Berger
                  147 East Deshler Avenue
                  Columbus, Ohio 43206

With a copy to:

                  Sheldon P. Berger
                  Resch Polster Alpert & Berger LLP
                  10390 Santa Monica Blvd., 4th Floor
                  Los Angeles, California 90025-5058

All notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

     13. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is approved by the Board or a person authorized thereby and is agreed to in a writing signed by the Employee and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Ohio.

     14. VALIDITY. The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     16. AUTHORITY. The individual signing this Agreement on behalf of the Company hereby represents and warrants that he, acting alone, is fully authorized and empowered to do so, that he does so to the fullest extent of his authority, and that this Agreement is binding upon and enforceable against the Company.


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     17. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Employee that:

         (a) The Company and each of its subsidiaries have been duly organized and are validly existing under the laws of their respective states of organization, and each is qualified or licensed as a foreign corporation in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification or licensing necessary, except for those jurisdictions where the failure to be so qualified or licensed would not, individually or in the aggregate, have a material adverse effect on the business operation of the Company or its subsidiaries.

         (b) The Company has the full right, power, and authority to execute and deliver this Employment Agreement and the Stock Option Agreements with the Employee, and to perform all of the Company's obligations under each and to carry out all of the transactions contemplated by each Agreement. Except as otherwise disclosed in writing to the Employee, neither the execution and delivery of this Agreement or the Stock Option Agreements, nor the consummation of the transactions contemplated therein, will, to the best of the Company's knowledge, (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the Company's articles of incorporation or code of regulations, or (ii) conflict with, result in a breach of, constitute a default under, result in acceleration of, or create in any party the right to terminate, modify, or cancel, any material contract to which the Company or any of its subsidiaries is a party or to which any of their assets is subject.

         (c) The business of the Company and its subsidiaries has been and is being conducted in all material respects in compliance with all applicable statutes, laws, rules, ordinances, codes and regulations of foreign, federal, state, and local governmental authorities (collectively, "Laws"), and the Company and each of its subsidiaries holds, and is in all material respects in compliance with, all licenses, permits, and authorizations necessary for the conduct of the Company's and each subsidiary's business pursuant to all Laws to which the Company, any subsidiary, and/or any of their businesses or assets may be subject.

         (d) There are no actions, suits, or proceedings pending, or, to the best of the Company's knowledge, threatened or anticipated, before a court or governmental or administrative body or agency which are materially affecting, or could materially affect, the Company, any of its subsidiaries, or any of their businesses or assets, except as set forth in Schedule 1 hereto. Neither the Company nor any of its subsidiaries is presently subject to any injunction, order, or other decree of any court of competent jurisdiction which materially affects the business or assets of the Company or any subsidiary, nor to the best of the Company's knowledge, is the Company, any of its subsidiaries, or any of their officers or directors subject to any private investigation or audit being conducted by any governmental or administrative body or agency, except as set forth in Schedule 1 hereto.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                  THE SCOTTS COMPANY


                  By /s/ G. ROBERT LUCAS
                    ------------------------
                     G. Robert Lucas
                     Senior Vice President



                     /s/ CHARLES M. BERGER
                     ------------------------
                     CHARLES M. BERGER


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                                                                      EXHIBIT A
                             STOCK OPTION AGREEMENT
                          (NON-QUALIFIED STOCK OPTIONS)

         THIS AGREEMENT is made to be effective as of September 23, 1998, by and between The Scotts Company, an Ohio corporation (the "Company"), and Charles M. Berger (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of The Scotts Company, an Ohio corporation (the "Company"), adopted The Scotts Company 1996 Stock Option Plan (the "Plan") on February 12, 1996; and

         WHEREAS, the shareholders of the Company approved the Plan at the Annual Meeting of Shareholders of the Company held on April 9,1996; and

         WHEREAS, pursuant to the provisions of the Plan, the Board of Directors of the Company has appointed a Compensation and Organization Committee (the "Committee") to administer the Plan and the Committee has determined that an option to acquire common shares, without par value (the "Common Shares"), of the Company should be granted to the Optionee under the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreements, intending to be legally bound thereby:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 75,000 Common Shares of the Company. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  TERMS AND CONDITIONS OF THE OPTION.

         (A) OPTION PRICE. The purchase price (the "Option Price") to be paid by the Optionee to the Company upon the exercise of the Option shall be $30.125 per share (being 100% of the Fair Market Value (as that term is defined in the Plan) for the Common Shares of the Company on the date of grant of the Option), subject to adjustment as provided in Section 3.

         (B) EXERCISE OF THE OPTION. The Option shall become vested and may be exercised at any time after 12 months after the date of this Agreement, assuming the Optionee is then employed by the Company. Subject to the other provisions of this Agreement and to the provisions of the Plan, if the Option becomes exercisable, it shall remain exercisable until the date of expiration of the Option Term. The Committee may, but shall not be required to (unless otherwise provided in this Agreement or in the Plan), accelerate the schedule of the time or times when the Option may first be exercised, but shall not shorten the Option Term set forth in Paragraph (C) of this Section 2.



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         The grant of the Option shall not confer upon the Optionee any right to continue in the employment of the Company nor limit in any way the right of the Company to terminate the employment of the Optionee at any time in accordance with law and the Company's governing corporate documents.

         (C) OPTION TERM. The Option shall in no event be exercisable after the expiration of ten years from the date of this Agreement.

         (D) METHOD OF EXERCISE. To the extent that any portion of the Option is exercisable, that portion of the Option may be exercised in whole or in part by delivering to the Committee in the care of the General Counsel of the Company, a written notice of exercise, signed by the Optionee or, in the event of the death of the Optionee, by such other person as is entitled to exercise the Option. The notice of exercise shall state the number of full Common Shares in respect of which the Option is being exercised. Payment for all such Common Shares shall be made to the Company at the time the Option is exercised. The Option Price may be paid in cash (including check, bank draft or money order) in U.S. dollars, or with the consent of the Committee, by the transfer by the Optionee to the Company of free and clear Common Shares already owned by the Optionee having a Fair Market Value (as that term is defined in the Plan) on the exercise date equal to the Option Price, or by a combination of cash and Common Shares already owned by the Optionee equal in the aggregate to the Option Price for the Common Shares being purchased. After payment in full for the Common Shares to be purchased upon exercise of the Option has been made, the Company shall take all such action as is necessary to deliver appropriate share certificates evidencing the Common Shares purchased upon the exercise of the Option to the Optionee as promptly thereafter as is reasonably practicable.

         (E) SATISFACTION OF TAXES AND TAX WITHHOLDING REQUIREMENTS. The Company has the right to withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements. The Committee may permit the Optionee to elect (i) to have Common Shares otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company free and clear Common Shares already owned by the Optionee having a Fair Market Value (as that term is defined in the Plan) on the exercise date sufficient to pay all or part of the Optionee's estimated total federal, state and local tax obligations.

     3. ADJUSTMENTS AND CHANGES IN THE COMMON SHARES. In the event of any share dividend or share split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, appropriate adjustments shall be made by the Committee in the number of Common Shares and Option Price applicable to the Option to reflect such change.

     4. CHANGE OF CONTROL PROVISIONS. In the event of a Change of Control (as defined in the Plan), the Option shall be canceled in exchange for the payment to the Optionee of cash in an amount equal to the excess of the highest price paid for Common Shares of the Company during the preceding 30 day period over the exercise price for such Option. Notwithstanding the foregoing, if the Committee determines that the Optionee will receive a new award (or have the Option honored in a manner which preserves its value and eliminates the risk that the value of the Option will be forfeited due to involuntary termination), no cash payment will be made as a result of a Change of Control. If any cash payment with respect to the Option would result in the Optionee's incurring potential liability under Section 16(b) of the Securities Exchange Act of 1934, the cash payment will be deferred until the later of six months following the date of grant of the Option or the first time at which such cash payment may be made without subjecting the Optionee to such potential liability.

     5. NONTRANSFERABILITY OF THE OPTION. The Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Option may not be exercised during the lifetime of the Optionee except by the Optionee.

     6.  EXERCISE AFTER TERMINATION OF EMPLOYMENT.

         (A) In the event of the termination of the Optionee's employment by reason of retirement, Disability (as that term is defined in the Plan), or death, the Option may thereafter be exercised in full (whether or not then exercisable by its terms) for a period of five years, subject to the stated term of the Option.

         (B) In the event of the Company's termination of the Optionee's employment for Cause, as defined in an Employment Agreement entered into between the Optionee and the Company as of August 7, 1998, the Option shall be forfeited.

         (C) In the event of the Optionee's termination of employment for any reason other than retirement, Disability, death or for Cause, the Option shall be exercisable, to the extent exercisable at the date of termination of employment, for a period of 90 days, subject to the stated term of the Option.

     7. RESTRICTIONS OF TRANSFER OF COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding:

         (A) The Option shall not be exercisable for the purchase of any Common Shares subject thereto except for:

                  (i) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act of 1933, as amended (the "1933 Act");

                 (ii) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction or are registered by description, by coordination or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

                (iii) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

         The Company hereby covenants that it shall have adequate amounts of Common Shares available, at all times after the Option is exercisable in whole or in part, to satisfy the foregoing, and shall take all necessary actions to insure compliance with the foregoing conditions.

         (B) If any Common Shares subject to the Option are sold or issued upon the exercise thereof to a person who (at the time of such exercise or thereafter) is an affiliate of the Company for purposes of Rule 144 promulgated under the 1933 Act, then upon such sale and issuance:

                  (i) such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the 1933 Act; and

                 (ii) the Company may cause each share certificate evidencing such Common Shares to bear a legend reflecting the applicable restrictions on the transfer thereof.

         (C) Any share certificate issued to evidence Common Shares as to which the Option has been exercised may bear such legends and statements as shall be required to comply with applicable federal and state laws and regulations, provided that this paragraph does not relieve the Company of its obligations pursuant to Section 7(A) above.

         (D) Nothing contained in this Agreement or elsewhere shall be construed to require the Company to take any action whatsoever to make the Option exercisable or to make transferable any Common Shares purchased and issued upon the exercise of the Option.

     8. RIGHTS OF THE OPTIONEE AS A SHAREHOLDER. The Optionee shall have no rights or privileges as a shareholder of the Company with respect to any Common Shares of the Company covered by the Option until the date of exercise.

     9. PLAN AS CONTROLLING. All terms and conditions of the Plan on the effective date hereof applicable to the Option which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the Plan, the Plan shall be deemed controlling.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     11. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the Company and of the Optionee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights and remedies may be exercised and enforced concurrently.

     12. CAPTIONS. The captions contained in this Agreement are included only for convenience or reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

     13. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable then such determination shall not affect any other provision of this Agreement or the application of such provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

     14. NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the Company and the Optionee in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement, except that nothing herein shall be deemed to supersede or otherwise impair or invalidate that certain Stock Option Agreement dated August 7, 1996 between the Company and the Optionee. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

     16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed to be effective as of the date first written above.

COMPANY:                                          THE SCOTTS COMPANY,
                                                  an Ohio corporation

                                                  By  /s/ G. Robert Lucas
                                                      -------------------------
                                                      G. Robert Lucas
                                                  Its Senior Vice President

OPTIONEE:                                         /s/ Charles M. Berger
                                                  -----------------------------
                                                  CHARLES M. BERGER

                                                                      EXHIBIT B

                             STOCK OPTION AGREEMENT
                          (NON-QUALIFIED STOCK OPTIONS)

         THIS AGREEMENT is made to be effective as of October 21, 1998, by and between The Scotts Company, an Ohio corporation (the "Company"), and Charles M. Berger (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, the Board of Directors of The Scotts Company, an Ohio corporation (the "Company"), adopted The Scotts Company 1996 Stock Option Plan (the "Plan") on February 12, 1996; and


         WHEREAS, the shareholders of the Company approved the Plan at the Annual Meeting of Shareholders of the Company held on April 9,1996; and


         WHEREAS, pursuant to the provisions of the Plan, the Board of Directors of the Company has appointed a Compensation and Organization Committee (the "Committee") to administer the Plan and the Committee has determined that an option to acquire common shares, without par value (the "Common Shares"), of the Company should be granted to the Optionee under the terms and conditions set forth in this Agreement;


         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreements, intending to be legally bound thereby:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 75,000 Common Shares of the Company. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  TERMS AND CONDITIONS OF THE OPTION.

         (A) OPTION PRICE. The purchase price (the "Option Price") to be paid by the Optionee to the Company upon the exercise of the Option shall be $30.00 per share (being 100% of the Fair Market Value (as that term is defined in the Plan) for the Common Shares of the Company on the date of grant of the Option), subject to adjustment as provided in Section 3.

         (B) EXERCISE OF THE OPTION. The Option shall become vested and may be exercised at any time after 12 months after the date of this Agreement, assuming the Optionee is then employed by the Company. Subject to the other provisions of this Agreement and to the provisions of the Plan, if the Option becomes exercisable, it shall remain exercisable until the date of expiration of the Option Term. The Committee may, but shall not be required to (unless otherwise provided in this Agreement or in the Plan), accelerate the schedule of the time or times when the Option may first be exercised, but shall not shorten the Option Term set forth in Paragraph (C) of this Section 2.

         The grant of the Option shall not confer upon the Optionee any right to continue in the employment of the Company nor limit in any way the right of the Company to terminate the employment of the Optionee at any time in accordance with law and the Company's governing corporate documents.

         (C) OPTION TERM. The Option shall in no event be exercisable after the expiration of ten years from the date of this Agreement.

         (D) METHOD OF EXERCISE. To the extent that any portion of the Option is exercisable, that portion of the Option may be exercised in whole or in part by delivering to the Committee in the care of the General Counsel of the Company, a written notice of exercise, signed by the Optionee or, in the event of the death of the Optionee, by such other person as is entitled to exercise the Option. The notice of exercise shall state the number of full Common Shares in respect of which the Option is being exercised. Payment for all such Common Shares shall be made to the Company at the time the Option is exercised. The Option Price may be paid in cash (including check, bank draft or money order) in U.S. dollars, or with the consent of the Committee, by the transfer by the Optionee to the Company of free and clear Common Shares already owned by the Optionee having a Fair Market Value (as that term is defined in the Plan) on the exercise date equal to the Option Price, or by a combination of cash and Common Shares already owned by the Optionee equal in the aggregate to the Option Price for the Common Shares being purchased. After payment in full for the Common Shares to be purchased upon exercise of the Option has been made, the Company shall take all such action as is necessary to deliver appropriate share certificates evidencing the Common Shares purchased upon the exercise of the Option to the Optionee as promptly thereafter as is reasonably practicable.

         (E) SATISFACTION OF TAXES AND TAX WITHHOLDING REQUIREMENTS. The Company has the right to withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements. The Committee may permit the Optionee to elect (i) to have Common Shares otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company free and clear Common Shares already owned by the Optionee having a Fair Market Value (as that term is defined in the Plan) on the exercise date sufficient to pay all or part of the Optionee's estimated total federal, state and local tax obligations.

     3. ADJUSTMENTS AND CHANGES IN THE COMMON SHARES. In the event of any share dividend or share split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, appropriate adjustments shall be made by the Committee in the number of Common Shares and Option Price applicable to the Option to reflect such change.

     4. CHANGE OF CONTROL PROVISIONS. In the event of a Change of Control (as defined in the Plan), the Option shall be canceled in exchange for the payment to the Optionee of cash in an amount equal to the excess of the highest price paid for Common Shares of the Company during the preceding 30 day period over the exercise price for such Option. Notwithstanding the foregoing, if the Committee determines that the Optionee will receive a new award (or have the

Option honored in a manner which preserves its value and eliminates the risk that the value of the Option will be forfeited due to involuntary termination), no cash payment will be made as a result of a Change of Control. If any cash payment with respect to the Option would result in the Optionee's incurring potential liability under Section 16(b) of the Securities Exchange Act of 1934, the cash payment will be deferred until the later of six months following the date of grant of the Option or the first time at which such cash payment may be made without subjecting the Optionee to such potential liability.

     5. NONTRANSFERABILITY OF THE OPTION. The Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Option may not be exercised during the lifetime of the Optionee except by the Optionee.

     6.  EXERCISE AFTER TERMINATION OF EMPLOYMENT.

         (A) In the event of the termination of the Optionee's employment by reason of retirement, Disability (as that term is defined in the Plan), or death, the Option may thereafter be exercised in full (whether or not then exercisable by its terms) for a period of five years, subject to the stated term of the Option.

         (B) In the event of the Company's termination of the Optionee's employment for Cause, as defined in an Employment Agreement entered into between the Optionee and the Company as of August 7, 1998, the Option shall be forfeited.

         (C) In the event of the Optionee's termination of employment for any reason other than retirement, Disability, death or for Cause, the Option shall be exercisable, to the extent exercisable at the date of termination of employment, for a period of 90 days, subject to the stated term of the Option.

     7. RESTRICTIONS OF TRANSFER OF COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding:

         (A) The Option shall not be exercisable for the purchase of any Common Shares subject thereto except for:

                  (i) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act of 1933, as amended (the "1933 Act");

                 (ii) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction or are registered by description, by coordination or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

                (iii) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

         The Company hereby covenants that it shall have adequate amounts of Common Shares available, at all times after the Option is exercisable in whole or in part, to satisfy the foregoing, and shall take all necessary actions to insure compliance with the foregoing conditions.

         (B) If any Common Shares subject to the Option are sold or issued upon the exercise thereof to a person who (at the time of such exercise or thereafter) is an affiliate of the Company for purposes of Rule 144 promulgated under the 1933 Act, then upon such sale and issuance:

                  (i) such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the 1933 Act; and

                 (ii) the Company may cause each share certificate evidencing such Common Shares to bear a legend reflecting the applicable restrictions on the transfer thereof.

         (C) Any share certificate issued to evidence Common Shares as to which the Option has been exercised may bear such legends and statements as shall be required to comply with applicable federal and state laws and regulations, provided that this paragraph does not relieve the Company of its obligations pursuant to Section 7(A) above.

         (D) Nothing contained in this Agreement or elsewhere shall be construed to require the Company to take any action whatsoever to make the Option exercisable or to make transferable any Common Shares purchased and issued upon the exercise of the Option.

     8. RIGHTS OF THE OPTIONEE AS A SHAREHOLDER. The Optionee shall have no rights or privileges as a shareholder of the Company with respect to any Common Shares of the Company covered by the Option until the date of exercise.

     9. PLAN AS CONTROLLING. All terms and conditions of the Plan on the effective date hereof applicable to the Option which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the Plan, the Plan shall be deemed controlling.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     11. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the Company and of the Optionee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights and remedies may be exercised and enforced concurrently.

     12. CAPTIONS. The captions contained in this Agreement are included only for convenience or reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

     13. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable then such determination shall not affect any other provision of this Agreement or the application of such provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

     14. NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the Company and the Optionee in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement, except that nothing herein shall be deemed to supersede or otherwise impair or invalidate that certain Stock Option Agreement dated August 7, 1996 between the Company and the Optionee. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

     16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed to be effective as of the date first written above.

COMPANY:                                          THE SCOTTS COMPANY,
                                                  an Ohio corporation

                                                  By /s/ G. Robert Lucas
                                                     ---------------------------
                                                     G. Robert Lucas
                                                  Its Senior Vice President

OPTIONEE:                                            /s/ Charles M. Berger
                                                     ---------------------------
                                                  CHARLES M. BERGER

                                                                      EXHIBIT C
                             STOCK OPTION AGREEMENT
                          (NON-QUALIFIED STOCK OPTIONS)

         THIS AGREEMENT is made to be effective as of September 24, 1999, by and between The Scotts Company, an Ohio corporation (the "Company"), and Charles M. Berger (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, the Board of Directors of The Scotts Company, an Ohio corporation (the "Company"), adopted The Scotts Company 1996 Stock Option Plan (the "Plan") on February 12, 1996; and


         WHEREAS, the shareholders of the Company approved the Plan at the Annual Meeting of Shareholders of the Company held on April 9,1996; and


         WHEREAS, pursuant to the provisions of the Plan, the Board of Directors of the Company has appointed a Compensation and Organization Committee (the "Committee") to administer the Plan and the Committee has determined that an option to acquire common shares, without par value (the "Common Shares"), of the Company should be granted to the Optionee under the terms and conditions set forth in this Agreement;


         NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreements, intending to be legally bound thereby:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee an option (the "Option") to purchase 75,000 Common Shares of the Company. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  TERMS AND CONDITIONS OF THE OPTION.

         (A) OPTION PRICE. The purchase price (the "Option Price") to be paid by the Optionee to the Company upon the exercise of the Option shall be $__________ per share (being 100% of the Fair Market Value (as that term is defined in the Plan) for the Common Shares of the Company on the date of grant of the Option), subject to adjustment as provided in Section 3.

         (B) EXERCISE OF THE OPTION. The Option shall become vested and may be exercised at any time after 12 months after the date of this Agreement, assuming the Optionee is then employed by the Company. Subject to the other provisions of this Agreement and to the provisions of the Plan, if the Option becomes exercisable, it shall remain exercisable until the date of expiration of the Option Term. The Committee may, but shall not be required to (unless otherwise provided in this Agreement or in the Plan), accelerate the schedule of the time or times when the Option may first be exercised, but shall not shorten the Option Term set forth in Paragraph (C) of this Section 2.

         The grant of the Option shall not confer upon the Optionee any right to continue in the employment of the Company nor limit in any way the right of the Company to terminate the employment of the Optionee at any time in accordance with law and the Company's governing corporate documents.

         (C) OPTION TERM. The Option shall in no event be exercisable after the expiration of ten years from the date of this Agreement.

         (D) METHOD OF EXERCISE. To the extent that any portion of the Option is exercisable, that portion of the Option may be exercised in whole or in part by delivering to the Committee in the care of the General Counsel of the Company, a written notice of exercise, signed by the Optionee or, in the event of the death of the Optionee, by such other person as is entitled to exercise the Option. The notice of exercise shall state the number of full Common Shares in respect of which the Option is being exercised. Payment for all such Common Shares shall be made to the Company at the time the Option is exercised. The Option Price may be paid in cash (including check, bank draft or money order) in U.S. dollars, or with the consent of the Committee, by the transfer by the Optionee to the Company of free and clear Common Shares already owned by the Optionee having a Fair Market Value (as that term is defined in the Plan) on the exercise date equal to the Option Price, or by a combination of cash and Common Shares already owned by the Optionee equal in the aggregate to the Option Price for the Common Shares being purchased. After payment in full for the Common Shares to be purchased upon exercise of the Option has been made, the Company shall take all such action as is necessary to deliver appropriate share certificates evidencing the Common Shares purchased upon the exercise of the Option to the Optionee as promptly thereafter as is reasonably practicable.

         (E) SATISFACTION OF TAXES AND TAX WITHHOLDING REQUIREMENTS. The Company has the right to withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements. The Committee may permit the Optionee to elect (i) to have Common Shares otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company free and clear Common Shares already owned by the Optionee having a Fair Market Value (as that term is defined in the Plan) on the exercise date sufficient to pay all or part of the Optionee's estimated total federal, state and local tax obligations.

     3. ADJUSTMENTS AND CHANGES IN THE COMMON SHARES. In the event of any share dividend or share split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change, appropriate adjustments shall be made by the Committee in the number of Common Shares and Option Price applicable to the Option to reflect such change.

     4. CHANGE OF CONTROL PROVISIONS. In the event of a Change of Control (as defined in the Plan), the Option shall be canceled in exchange for the payment to the Optionee of cash in an amount equal to the excess of the highest price paid for Common Shares of the Company during the preceding 30 day period over the exercise price for such Option. Notwithstanding the foregoing, if the Committee determines that the Optionee will receive a new award (or have the

Option honored in a manner which preserves its value and eliminates the risk that the value of the Option will be forfeited due to involuntary termination), no cash payment will be made as a result of a Change of Control. If any cash payment with respect to the Option would result in the Optionee's incurring potential liability under Section 16(b) of the Securities Exchange Act of 1934, the cash payment will be deferred until the later of six months following the date of grant of the Option or the first time at which such cash payment may be made without subjecting the Optionee to such potential liability.

     5. NONTRANSFERABILITY OF THE OPTION. The Option may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. The Option may not be exercised during the lifetime of the Optionee except by the Optionee.

     6.  EXERCISE AFTER TERMINATION OF EMPLOYMENT.

         (A) In the event of the termination of the Optionee's employment by reason of retirement, Disability (as that term is defined in the Plan), or death, the Option may thereafter be exercised in full (whether or not then exercisable by its terms) for a period of five years, subject to the stated term of the Option.

         (B) In the event of the Company's termination of the Optionee's employment for Cause, as defined in an Employment Agreement entered into between the Optionee and the Company as of August 7, 1998, the Option shall be forfeited.

         (C) In the event of the Optionee's termination of employment for any reason other than retirement, Disability, death or for Cause, the Option shall be exercisable, to the extent exercisable at the date of termination of employment, for a period of 90 days, subject to the stated term of the Option.

     7. RESTRICTIONS OF TRANSFER OF COMMON SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding:

         (A) The Option shall not be exercisable for the purchase of any Common Shares subject thereto except for:

                  (i) Common Shares subject thereto which at the time of such exercise and purchase are registered under the Securities Act of 1933, as amended (the "1933 Act");

                 (ii) Common Shares subject thereto which at the time of such exercise and purchase are exempt or are the subject matter of an exempt transaction or are registered by description, by coordination or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

                (iii) Common Shares subject thereto in respect of which the laws of any state applicable to such exercise and purchase have been satisfied.

         The Company hereby covenants that it shall have adequate amounts of Common Shares available, at all times after the Option is exercisable in whole or in part, to satisfy the foregoing, and shall take all necessary actions to insure compliance with the foregoing conditions.

         (B) If any Common Shares subject to the Option are sold or issued upon the exercise thereof to a person who (at the time of such exercise or thereafter) is an affiliate of the Company for purposes of Rule 144 promulgated under the 1933 Act, then upon such sale and issuance:

                  (i) such Common Shares shall not be transferable by the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the 1933 Act; and

                 (ii) the Company may cause each share certificate evidencing such Common Shares to bear a legend reflecting the applicable restrictions on the transfer thereof.

         (C) Any share certificate issued to evidence Common Shares as to which the Option has been exercised may bear such legends and statements as shall be required to comply with applicable federal and state laws and regulations, provided that this paragraph does not relieve the Company of its obligations pursuant to Section 7(A) above.

         (D) Nothing contained in this Agreement or elsewhere shall be construed to require the Company to take any action whatsoever to make the Option exercisable or to make transferable any Common Shares purchased and issued upon the exercise of the Option.

     8. RIGHTS OF THE OPTIONEE AS A SHAREHOLDER. The Optionee shall have no rights or privileges as a shareholder of the Company with respect to any Common Shares of the Company covered by the Option until the date of exercise.

     9. PLAN AS CONTROLLING. All terms and conditions of the Plan on the effective date hereof applicable to the Option which are not set forth in this Agreement shall be deemed incorporated herein by reference. In the event that any term or condition of this Agreement is inconsistent with the terms and conditions of the Plan, the Plan shall be deemed controlling.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     11. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of the Company and of the Optionee enumerated in this Agreement shall be cumulative and, except as expressly provided otherwise in this Agreement, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights and remedies may be exercised and enforced concurrently.


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



     12. CAPTIONS. The captions contained in this Agreement are included only for convenience or reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

     13. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable then such determination shall not affect any other provision of this Agreement or the application of such provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

     14. NUMBER AND GENDER. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the Company and the Optionee in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement, except that nothing herein shall be deemed to supersede or otherwise impair or invalidate that certain Stock Option Agreement dated August 7, 1996 between the Company and the Optionee. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

     16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the Company.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed to be effective as of the date first written above.


COMPANY:                                         THE SCOTTS COMPANY,
                                                 an Ohio corporation

                                               By /s/ G. Robert Lucas
                                                 -------------------------------
                                                 G. Robert Lucas
                                                 Its Senior Vice President

OPTIONEE:                                        /s/ Charles M. Berger
                                                 -------------------------------
                                                 CHARLES M. BERGER




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
                                                                       EXHIBIT D

                                  ARTICLE FIVE

                          INDEMNIFICATION AND INSURANCE

         Section 5.01. Mandatory Indemnification The corporation shall indemnify any officer or director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise against expenses (including without limitation, attorney's fees, filing fees, court reporters' fees and transcript costs), judgments,



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



fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. A person claiming indemnification under this Section 5.01 shall be presumed, in respect of any act or omission giving rise to such claim for indemnification, to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and respect to any criminal matter to have had reasonable cause to believe his conduct was unlawful and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.


         Section 5.02. Court Approved Indemnification. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:

         (A) the corporation shall not indemnify any officer or director of the corporation who was a party to any completed action or suit instituted by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture; trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he shall have been adjudged to be liable for acting with reckless disregard for the best interests of the corporation or misconduct (other than negligence) in the performance of his duty to the corporation unless and only to the extent that the Court of Common Pleas of Union County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all of the circumstances of the case, he is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

         (B) the corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 5.02.

         Section 5.03. Indemnification for Expenses. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or matter therein, he shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by him in connection therewith.

         Section 5.04. Determination Required Any indemnification required under
Section 5.01 and not precluded under Section 5.02 shall be made by the corporation only upon a determination that such indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 5.01. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the corporation who were not



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


and are not parties to, or threatened with, any such action, suit or proceeding or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified, within the past five years, or (C) by the shareholders, or by the Court of Common Pleas of Union County, Ohio or (if the corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under division (D) of this Section 5.04 at any time [including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04]; and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under division (A) or by independent legal counsel under division (B) or by shareholders under division
(C) of this Section 5.04 shall be evidence in rebuttal of the presumption recited in Section 5.01. Any determination made by the disinterested directors under division (A) or by independent legal counsel under division (B) of this
Section 5.04 to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Union County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

         Section 5.05 Advances for Expenses. Expenses (including, without limitation, attorneys' fees, filing fees. court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in
Section 5.01 shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by him, but only if such officer or director shall first agree, in writing, to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he shall not have been successful on the merits or otherwise:

         (A) if it shall ultimately be determined as provided in Section 5.04 that he is not entitled to be indemnified by the corporation as provided under
Section 5.01; or

         (B) if, in respect of any claim, issue or other matter asserted by or in the right of the corporation in such action or suit, he shall have been adjudged to be liable for acting with reckless disregard for the best interests of the corporation or misconduct (other than negligence) in the performance of his duty to the corporation, unless and only to the extent that the Court of Common Pleas of Union County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances, he is fairly and reasonably entitled to all or part of such indemnification.

         Section 5.06. Article FIVE Not Exclusive. The indemnification provided by this Article FIVE shall not be exclusive of, and shall be in addition to, any other rights to which any person


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


seeking indemnification may be entitled under the Articles or the Regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 5.07 Insurance. The corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit or self-insurance, on behalf of any person who is or was a director. officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the obligation or the power to indemnify him against such liability under the provisions of this Article FIVE. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         Section 5.08. Certain Definitions. For purposes of this Article FIVE, and as examples and not by way of limitation:

         (A) A person claiming indemnification under this Article FIVE shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01 or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against him, without a conviction of him, without the imposition of a fine upon him and without his payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon judicial or other determination of the lack of merit of the claims made against him or otherwise results in a vindication of him); and

         (B) References to an "other enterprise" shall include employee benefit; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries and a person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" within the meaning of that term as used in this Article FIVE.

         Section 5.09. Venue. Any action, suit or proceeding to determine a claim for indemnification under this Article FIVE may be maintained by the person claiming such indemnification, or by the corporation, in the Court of Common Pleas of Union County, Ohio. The corporation and (by claiming such indemnification) each such person consent to the exercise of jurisdiction over its or his person by the Court of Common Pleas of Union County, Ohio in any such action, suit or proceeding.



                                       4